UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2008

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	Great Britain
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 5 Gainsford Street, London SE1 2NE, United Kingdom
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(305) 599-2600	011 44 20 7940 5381
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Press Release

On October 31, 2008 Carnival Corporation & plc issued a press release entitled “Carnival Corporation & plc Declares December Dividend and Announces Subsequent Dividend Suspension.” A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of either Carnival Corporation or Carnival plc, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Sales Agreement

On October 31, 2008, Carnival Corporation entered into an ATM Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) pursuant to which Merrill Lynch will act as Carnival Corporation’s sales agent with respect to an offering from time to time of up to 19,188,005 shares of Carnival Corporation’s common stock, par value $0.01 per share (the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transaction at market prices on the New York Stock Exchange. Carnival Corporation intends to use the net proceeds from the sales of the Shares to purchase ordinary shares of Carnival plc and may use the remaining net proceeds, if any, for general corporate purposes.

The Shares will be issued and sold pursuant to Carnival Corporation’s shelf registration statement (the Registration Statement) on Form S-3 (File No. 333-147694), which became effective upon filing with the Securities and Exchange Commission on March 9, 2006.

The Sales Agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K (this report), and the description of the Sales Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Sales Agreement, see the disclosure under the caption “Plan of Distribution” contained in Carnival Corporation’s Prospectus Supplement dated October 31, 2008 to the Prospectus dated March 9, 2006, each of which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference. The Sales Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release, dated October 31, 2008 (furnished pursuant to Item 8.01).

Exhibit 99.2	Sales Agreement, dated October 31, 2008 (filed pursuant to Item 8.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ Larry Freedman	By:	/s/ Larry Freedman
Name:	Larry Freedman	Name:	Larry Freedman
Title:	Chief Accounting Officer and Vice President-Controller	Title:	Chief Accounting Officer and Vice President-Controller

Date: October 31, 2008		Date: October 31, 2008